EXHIBIT 32.1

NATIONAL INTERSTATE CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, David W. Michelson, President and Chief Executive Officer of National Interstate Corporation (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the annual report on Form 10-K of the Company for the fiscal year ended December 31, 2012 (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David W. Michelson
David W. Michelson
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 8, 2013

A signed original of this written statement will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.